UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005 (December 20, 2004)

IRON MOUNTAIN INCORPORATED
(Exact name of registrant as specified in charter)

PENNSYLVANIA	1-13045	23-2588479

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

745 Atlantic Avenue, Boston, Massachusetts		02111

(Address of principal executive offices)		(Zip Code)

(617) 535-4766
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

        Effective as of December 31, 2004, Peter Delle Donne, an Executive Vice President of Iron Mountain Incorporated (the “Company”) and the President of Iron Mountain Enterprise Solutions and Services, a division of Iron Mountain Information Management, Inc., resigned from all of his positions with the Company and its subsidiaries.

        In connection with such resignation, the Company and Mr. Delle Donne entered into a separation agreement that became binding on December 29, 2004. Pursuant to such agreement, Mr. Delle Donne will receive consulting fees totaling $330,200 in installments from January 1, 2005 through May 15, 2006 and a one-time payment of $10,000 (grossed up to permit Mr. Delle Donne to pay federal and state payroll taxes on that amount) to assist him in purchasing outplacement services. The Company also agreed to pay Mr. Delle Donne a bonus based on 2004 calendar year performance of at least 60% of his base salary, less applicable withholding. Mr. Delle Donne will be permitted to continue to vest in previously granted stock option awards for the length of the consulting agreement and to exercise such options until the period ending sixty days after the termination of his consulting services to the Company.

Item 8.01. Other Events

        On December 20, 2004, the Company changed the transfer agent for its shares of Common Stock from EquiServe Trust Company, N.A. to The Bank of New York. The Bank of New York now serves as the Company’s transfer agent and registrar and also acts as plan administrator of the Company’s Direct Stock Purchase Plan (the “Plan”). In connection with the change, the Company has updated the correspondence address and important telephone numbers for the Plan as follows:

        Correspondence with the Plan administrator should be sent to:

        Iron Mountain Incorporated
        c/o The Bank of New York
        101 Barclay Street – Floor 11E
        New York, NY 10286

        Plan participants who are existing shareholders of the Company may also contact the plan administrator by telephoning toll free (800) 524-4458, 24 hours a day, seven days a week. Customer service representatives are available between the hours of 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday. Any other persons requesting information about the Plan may contact the Company directly at (617) 535-4799.

Important Telephone Numbers
TO OBTAIN
Information concerning your Plan account
Authorization and enrollment forms
Whether requests for Waiver are being accepted;
    Price and discount information
Requests for Waiver	CALL (800) 524-4458 (617) 535-4799 (617) 535-4799 (617) 535-4799

        In addition, all checks under the Plan should now be payable to “The Bank of New York – Iron Mountain Incorporated”.

        A copy of the Plan, subject to the changes above, is on file with Amendment No. 1 to the Company’s Form S-3 (No. 333-105494), filed with the Securities and Exchange Commission on June 5, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IRON MOUNTAIN INCORPORATED (Registrant) By: /s/ John F. Kenny, Jr. Name: John F. Kenny, Jr. Title: Executive Vice President and Chief Financial Officer

        Date: January 5, 2005